EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned, Andrew JM Willoughby, the Chief Executive Officer of Cimbix Corporation (the "Company"), DOES HEREBY CERTIFY, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Company's Annual Report on Form 10-KSB for the year ended September 30, 2003 (the "Report"), fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     IN WITNESS WHEREOF, the undersigned has executed this statement this 27th day of January, 2004.


                                  By:  /s/ Andrew JM Willoughby
                                  --------------------------------
                                           Andrew JM Willoughby,
                                           Chief Executive Officer